UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

CERBERUS TELECOM ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39647	98-1556740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Third Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 891-2100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CTAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CTAC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CTAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 26, 2020, Cerberus Telecom Acquisition Corp. (the “Company”), consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000. The Company granted the underwriters a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any.

As also previously disclosed, simultaneously with the closing of the IPO, the Company consummated the private placement with Cerberus Telecom Acquisition Holdings, LLC (the “Sponsor”) of 800,000 Private Placement Units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $8,000,000.

Subsequently, on November 9, 2020, the underwriters exercised the over-allotment option in part, and the closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) and additional Private Placement Units (the “Over-Allotment Private Placement Units”) occurred on November 10, 2020. The total aggregate issuance by the Company of 916,900 Over-Allotment Option Units and 18,338 Over-Allotment Private Placement Units at a price of $10.00 per unit resulted in total gross proceeds of $9,352,380 and net proceeds of $9,169,000.

The net proceeds of the sale of the Over-Allotment Option Units and the Over-Allotment Private Placement Units were placed in a trust account established for the benefit of the Company’s public shareholders, and added to the net proceeds from the initial public offering and certain of the proceeds from the sale of the Private Placement Units; upon closing of the over-allotment in part, there was an aggregate of approximately $259,169,000 in the trust account. Included with this report as Exhibit 99.1 is a pro-forma balance sheet reflecting the exercise of the over-allotment option in part.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Pro Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2020

CERBERUS TELECOM ACQUISITION CORP.

By:	/s/ Timothy M. Donahue
Name: Timothy M. Donahue
Title: Chief Executive Officer